THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C
Multi-Fund® 5, Multi-Fund® Select

Lincoln Life Variable Annuity Account N
Lincoln ChoicePlusSM Product Suite, Lincoln ChoicePlusSM II Product Suite
Lincoln ChoicePlusSM Assurance Product Suite, Lincoln ChoicePlusSM Design

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
Lincoln ChoicePlusSM Product Suite, Lincoln ChoicePlusSM II Product Suite
Lincoln ChoicePlusSM Assurance Product Suite, Lincoln ChoicePlusSM Design

Supplement dated August 2, 2010 to the Prospectus dated May 1, 2010

This Supplement outlines a change to the investment options your individual annuity contract that will be effective August 2, 2010. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Lincoln Variable Insurance Products Trust has informed us that, effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund will be restructured into the LVIP SSgA Global Tactical Allocation Fund. This restructure results in certain changes to your annuity prospectus, outlined below.

The following table shows the estimated expenses of the fund (as a percentage of the fund’s average net assets):

	Management Fees (before any waivers/ reimburse-ments) +	12b-1 Fees (before any waivers/ reimburse-ments) +	Other Expenses (before any waivers/ reimburse-ments) +	Acquired Fund Fees and Expenses =	Total Expenses (before any waivers/ reimburse-ments)	Total Contractual waivers/ reimburse-ments (if any)	Total Expenses (after any waivers/ reimburse-ments)
LVIP SSgA Global Tactical Allocation Fund (Service Class)1,2	0.25%	0.25%	0.11%	0.38%	0.99%	0.00%	0.00%
1The fee table has been restated to reflect the fees and expenses of the fund as a result of fund strategy changes effective July 30, 2010.
2The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table of the fund’s prospectus which reflects only the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.

The following fund description is added to the Investments of the Variable Account – Description of the Funds section of your prospectus.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation

•	LVIP SSgA Global Tactical Allocation Fund: Long-term growth of capital; a fund of funds.
(Subadvised by SSgA Funds Management, Inc.)

For complete details regarding the restructuring of this fund, please refer to the fund’s prospectus included in this mailing.

Please retain this Supplement for future reference.